                      Supplement dated December 23, 1998 to
           the Statement of Additional Information dated March 1, 1998 of Flag Investors International Fund, Inc.

         The Statement of Additional Information dated March 1, 1998 of Flag Investors International Fund, Inc. (the "Fund") is hereby amended and supplemented by the following:

THE EURO

         On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) will begin implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

         Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

          o changes in the relative strength and value of the U.S. dollar or other major currencies;

          o adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio;

          o that the systems used to purchase and sell securities may not work;

          o uncertainty about how existing financial contracts will be treated after euro implementation; and

          o    unpredictable effects on trade and commerce generally.

         These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE










INTLSAISUP
(12/98)